Schedule of Investments January 31, 2022 (Unaudited)

Jackson Square Large-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 98.1%
Communication Services - 9.2%
Charter Communications - Class A*	90,696	$53,813,564
Match Group*	364,891	41,123,216
Netflix*	66,356	28,343,302

		123,280,082

Consumer Discretionary - 13.9%
Airbnb - Class A*	164,822	25,377,643
Amazon.com*	37,642	112,604,914
NIKE - Class B	328,313	48,613,306

		186,595,863

Financials - 2.7%
KKR & Co. - Class A	502,531	35,760,106

Health Care - 18.5%
10X Genomics*	320,201	30,825,750
Align Technology*	68,033	33,673,614
Catalent*	446,243	46,378,035
Edwards Lifesciences*	517,130	56,470,596
Intuitive Surgical*	136,097	38,676,046
Veeva Systems - Class A*	179,891	42,551,417

		248,575,458

Industrials - 10.5%
Canadian Pacific Railway	532,841	38,044,848
Uber Technologies*	1,750,033	65,451,234
Waste Management	249,953	37,602,929

		141,099,011

Information Technology - 43.3%#
Adobe*	50,850	27,169,155
Coupa Software*	241,206	32,386,730
Datadog - Class A*	302,457	44,191,992
Gitlab*	343,166	21,966,056
Mastercard - Class A	229,466	88,661,073
Microsoft	469,158	145,898,755
ServiceNow*	100,391	58,807,040
Snowflake - Class A*	154,410	42,601,719
Twilio - Class A*	194,537	40,097,966
Visa - Class A	349,350	79,012,489

		580,792,975

TOTAL COMMON STOCKS (Cost $1,031,797,226)		1,316,103,495

SHORT-TERM INVESTMENT - 2.5%
Money Market Deposit Account - 2.5%
U.S. Bank N.A., 0.00% (a)
Total Money Market Deposit Account	34,189,501	34,189,501

TOTAL SHORT-TERM INVESTMENT (Cost $34,189,501)		34,189,501

Total Investments - 100.6% (Cost $1,065,986,727)		1,350,292,996
Other Assets and Liabilities, Net - (0.6)%		(7,985,643)

Total Net Assets - 100.0%		$1,342,307,353

*	Non-income producing security.
#

As of January 31, 2022, the Fund had a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innovation and intellectual property issues.

(a)

The Money Market Deposit Account (the “MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2022.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of January 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,316,103,495	$—	$—	$1,316,106,495
Short-Term Investment	34,189,501	—	—	34,189,501

Total Investments in Securities	$1,350,292,996	$—	$—	$1,350,292,996

Refer to the Schedule of Investments for further information on the classification of investments.